Exhibit 23


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


         We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-36004) of Public Storage, Inc., formerly Storage Equities, Inc., pertaining to the 1990 Stock Option Plan, the Registration Statement on Form S-8 (No. 33-55541) pertaining to the 1994 Stock Option Plan, the Registration Statement on Form S-8 (No. 333-13463) pertaining to the 1996 Stock Option and Incentive Plan, the Registration Statement on Form S-8 (No. 333-75327) pertaining to the 1994 Share Incentive Plan, the Registration Statement on Form S-8 (No. 333-50270) pertaining to the PS 401(k)/Profit Sharing Plan, the Registration Statement on Form S-8 (No. 333-52400) pertaining to the 2000 Non-Executive/Non-Director Stock Option and Incentive Plan, the Registration Statement on Form S-8 (333-59218) pertaining to the 2001 Non-Executive/Non-Director Stock Option and Incentive Plan and the 2001 Stock Option and Incentive Plan, the Registration Statement on Form S-3 (No. 333-81041) and in the related prospectus, the Registration Statement on Form S-4 (No. 333-86899) and in the related prospectus, the Registration Statement on
Form S-4 (No. 333-84126) and the related prospectus, in the Registration Statement on Form S-3 (No. 333-101425) and in the related Prospectus, the Registration Statement on Form S-4 (No. 333-103190) and in the related prospectus, the Registration Statement on Form S-3 (No. 333-115660) and in the related prospectus, and the Registration Statement on Form S-3 (333-130137) and in the related prospectus, the Registration Statement on Form S-4 (No. 333-133438) including post-effective Amendment No. 1 on Form S-8, and related prospectus, and the Registration Statement on Form S-3 (No. 333-136169) and related prospectus of our reports dated February 28, 2007, with respect to the consolidated financial statements and related financial statement schedule of Public Storage, Inc., Public Storage, Inc. management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Public Storage, Inc., included in this Annual Report (Form 10-K) for the year ended December 31, 2006.

                                                               ERNST & YOUNG LLP

February 28, 2007
Los Angeles, California

                                   Exhibit 23